UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2011
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The MetLife, Inc. (the “Company”) annual meeting of stockholders was held on April 26, 2011 (the “2011 Annual Meeting”). The matters that were voted upon at the 2011 Annual Meeting, and the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.
At the 2011 Annual Meeting, the stockholders elected one Class II Director for a term expiring at the Company’s 2013 Annual Meeting, and four Class III Directors, each for a term expiring at the Company’s 2014 Annual Meeting.(1) The stockholders approved the proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors(2) and ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2011.(3) The stockholders also approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2011 Proxy Statement.(4)
Finally, the stockholders voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers.(5) Because the stockholders’ vote on the frequency of future advisory votes on executive compensation is itself advisory, the result is not binding. The Company expects to publicly disclose within 150 days of the 2011 Annual Meeting its Board of Directors’ determination of the frequency with which future advisory votes on executive compensation will be held.
(1)	Election of Directors:

	Nominee Name			Votes For	Votes Withheld	Broker Non-Votes
	Steven A. Kandarian (Class II)			796,454,536	5,904,805	33,068,430
	Sylvia Mathews Burwell (Class III)			796,622,959	5,736,382	33,068,430
	Eduardo Castro-Wright (Class III)			792,123,544	10,235,797	33,068,430
	Cheryl W. Grisé (Class III)			792,507,333	9,852,008	33,068,430
	Lulu C. Wang (Class III)			796,632,568	5,726,773	33,068,430

			Votes For	Votes Against	Abstained	Broker Non-Votes
(2)	Proposal to amend the Certification of Incorporation to declassify the Board of Directors		833,773,274	1,182,599	471,898	—
(3)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2011		827,419,974	6,458,368	1,549,429	—
(4)	Advisory vote to approve the compensation paid to the Company’s Named Executive Officers		786,257,935	15,439,471	661,935	33,068,430

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
(5)	Advisory vote on the frequency of future	745,173,211	3,846,413	52,359,520	980,197	33,068,430
	advisory votes to approve the compensation paid to the Company’s Named Executive Officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: April 29, 2011